     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON 23 MARCH 2001

   REGISTRATION NOS. 333-52832; 333-52832-01 TO -03; 2-99979; 33-7738; 33-29253;
         33-39818; 33-47267; 33-51149; 33-58124; 333-13831; 333-13831-01 TO -04;
                            333-17913; 333-63107; 333-67187; 333-67187-01 TO -03
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM F-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            ------------------------

                    UBS AG                         UBS AMERICAS INC.                  PWG CAPITAL TRUST I
         (EXACT NAME OF REGISTRANT AS        (EXACT NAME OF REGISTRANT AS        (EXACT NAME OF REGISTRANT AS
           SPECIFIED IN ITS CHARTER)           SPECIFIED IN ITS CHARTER)           SPECIFIED IN ITS CHARTER)
                  SWITZERLAND                          DELAWARE                            DELAWARE
        (STATE OR OTHER JURISDICTION OF     (STATE OR OTHER JURISDICTION OF     (STATE OR OTHER JURISDICTION OF
        INCORPORATION OR ORGANIZATION)      INCORPORATION OR ORGANIZATION)      INCORPORATION OR ORGANIZATION)

                     6021                                6211                                6211
         (PRIMARY STANDARD INDUSTRIAL        (PRIMARY STANDARD INDUSTRIAL        (PRIMARY STANDARD INDUSTRIAL
          CLASSIFICATION CODE NUMBER)         CLASSIFICATION CODE NUMBER)         CLASSIFICATION CODE NUMBER)
                  98-0186363                          06-1595848                          13-7099828
               (I.R.S. EMPLOYER                    (I.R.S. EMPLOYER                    (I.R.S. EMPLOYER
            IDENTIFICATION NUMBER)              IDENTIFICATION NUMBER)              IDENTIFICATION NUMBER)
          BAHNHOFSTRASSE 45, ZURICH,           677 WASHINGTON BOULEVARD            677 WASHINGTON BOULEVARD
      SWITZERLAND, 011 41-1-234 11 11 AND     STAMFORD, CONNECTICUT 06901         STAMFORD, CONNECTICUT 06901
           AESCHENVORSTADT 1, BASEL,                (203) 719-3000                      (203) 719-3000
       SWITZERLAND, 011 41-61-288 20 20      (ADDRESS, INCLUDING ZIP CODE,       (ADDRESS, INCLUDING ZIP CODE,
         (ADDRESS, INCLUDING ZIP CODE,           AND TELEPHONE NUMBER,               AND TELEPHONE NUMBER,
             AND TELEPHONE NUMBER,              INCLUDING AREA CODE, OF             INCLUDING AREA CODE, OF
            INCLUDING AREA CODE, OF                  REGISTRANT'S                        REGISTRANT'S
                 REGISTRANT'S                PRINCIPAL EXECUTIVE OFFICES)        PRINCIPAL EXECUTIVE OFFICES)
         PRINCIPAL EXECUTIVE OFFICES)

             PWG CAPITAL TRUST II
         (EXACT NAME OF REGISTRANT AS
           SPECIFIED IN ITS CHARTER)
                   DELAWARE
        (STATE OR OTHER JURISDICTION OF
        INCORPORATION OR ORGANIZATION)
                     6211
         (PRIMARY STANDARD INDUSTRIAL
          CLASSIFICATION CODE NUMBER)
                  13-7099829
               (I.R.S. EMPLOYER
            IDENTIFICATION NUMBER)
           677 WASHINGTON BOULEVARD
          STAMFORD, CONNECTICUT 06901
                (203) 719-3000
         (ADDRESS, INCLUDING ZIP CODE,
             AND TELEPHONE NUMBER,
            INCLUDING AREA CODE, OF
                 REGISTRANT'S
         PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                           ROBERT C. DINERSTEIN, ESQ.
                                     UBS AG
                                299 PARK AVENUE
                         NEW YORK, NEW YORK 10171-0026
                            TELEPHONE: 212-821-3000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                    COPY TO:

                            REBECCA J. SIMMONS, ESQ.
                              SULLIVAN & CROMWELL
                                125 BROAD STREET
                            NEW YORK, NY 10004-2498
                                  212-558-4000

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-52832, 333-52832-01 to -03

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

Pursuant to Rule 429 under the Securities Act, this Registration Statement constitutes a new registration statement in respect of the guarantees of UBS AG described in the prospectuses contained in this Registration Statement, and a post-effective amendment to the registration statement described below. Filing fees were paid in respect of all of the securities of UBS Americas Inc. (as successor by merger to Paine Webber Group Inc.), PWG Capital Trust I and PWG Capital Trust II at or prior to the effectiveness of the registration statement relating to each of such securities. No filing fee is payable in respect of the UBS AG guarantees, as no separate consideration will be paid or received in respect of such guarantees.
                                                   (continued on following page)

(continued from previous page)

     As noted above, this Registration Statement is a new registration statement. This Post-Effective Amendment filed pursuant to Rule 462(d) constitutes Post-Effective Amendment No. 1 to Registration Statement Nos. 333-52832 and 333-52832-01 to-03, which was filed on 28 December 2000 and also constitutes Post-Effective Amendment No. 2 to Registration Statement No. 2-99979, which was declared effective on 31 October 1985; Post-Effective Amendment No. 2 to Registration Statement No. 33-7738, which was declared effective on 26 August 1986; Post-Effective Amendment No. 2 to Registration Statement No. 33-29253, which was declared effective on 22 June 1989; Post-Effective Amendment No. 2 to Registration Statement No. 33-39818, which was declared effective on 29 July 1991; Post-Effective Amendment No. 2 to Registration Statement No. 33-47267, which was declared effective on 22 June 1989; Post-Effective Amendment No. 2 to Registration Statement No. 33-51149, which was declared effective on 29 November 1993; Post-Effective Amendment No. 2 to Registration Statement No. 33-58124, which was declared effective on 25 February 1993; Post-Effective Amendment No. 2 to Registration Statement Nos. 333-13831 and 333-13831-01 to -04, which was declared effective on 29 November 1996; Post-Effective Amendment No. 2 to Registration Statement No. 333-17913, which was declared effective on 23 December 1996; Post-Effective Amendment No. 2 to Registration Statement No. 333-63107, which was declared effective on 23 September 1998; and Post-Effective Amendment No. 2 to Registration Statement Nos. 333-67187 and 333-67187-01 to -03, which was declared effective on 23 February 1999.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Explanatory Note

The sole purpose of this Post-Effective Amendment No. 1 is to file Exhibit 23.11 to the Registration Statement. No changes have been made to the Registration Statement other than to Part II, Item 16 (Exhibits and Financial Statement Schedules).

--------------------------------------------------------------------------------

Part II

INFORMATION NOT REQUIRED IN PROSPECTUS

The Registrant hereby modifies Item 16 of Part II of the Registration Statement for the purpose of adding the following exhibit:

23.11  Consent of Ernst & Young Ltd. as independent auditors of UBS
       AG

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

EXHIBIT
NUMBER    DESCRIPTION
----------------------------------------------------------------------
  3.1     Articles of Association of UBS AG(8)
  3.2     By-laws of UBS AG(8)
  3.3a    Certificate of Incorporation of UBS Americas Inc. (formerly known as Neptune Merger Subsidiary Inc.)(8)
  3.3b    Certificate of Amendment of Certificate of Incorporation of
          UBS Americas Inc. (formerly known as Neptune Merger
          Subsidiary Inc.)(8)
  3.3c    Certificate of Merger of Paine Webber Group Inc. with and
          into UBS Americas Inc.(8)
  3.4     By-laws of UBS Americas Inc. (formerly known as Neptune
          Merger Subsidiary Inc.)(8)
  4.1a    Indenture, dated as of 15 March 1988, between UBS Americas
          Inc. (as successor by merger to Paine Webber Group Inc.) and
          The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee(8)
  4.1b    Supplemental indenture, dated as of 22 September 1989,
          between UBS Americas Inc. (as successor by merger to Paine
          Webber Group Inc.) and The Chase Manhattan Bank (formerly
          known as Chemical Bank), as Trustee(1)
  4.1c    Supplemental indenture, dated as of 22 March 1991, between
          UBS Americas Inc. (as successor by merger to Paine Webber
          Group Inc.) and The Chase Manhattan Bank (formerly known as
          Chemical Bank), as Trustee(1)
  4.1d    Supplemental indenture, dated as of 3 November 2000, between
          UBS Americas Inc. (as successor by merger to Paine Webber
          Group Inc.) and The Chase Manhattan Bank (formerly known as
          Chemical Bank), as Trustee(2)
  4.1e    Form of Supplemental Indenture, dated as of 22 December
          2000, among UBS Americas Inc., UBS AG and The Chase
          Manhattan Bank(8)
  4.2a    Indenture, dated as of 15 March 1988, between UBS Americas
          Inc. (as successor by merger to Paine Webber Group Inc.) and
          Chase Manhattan Bank USA, National Association (formerly
          known as Chemical Bank (Delaware)), as Trustee(8)
  4.2b    Supplemental indenture, dated as of 22 September 1989,
          between UBS Americas Inc. (as successor by merger to Paine
          Webber Group Inc.) and Chase Manhattan Bank USA, National
          Association (formerly known as Chemical Bank (Delaware)), as
          Trustee(1)
  4.2c    Supplemental indenture, dated as of 22 November 1991,
          between UBS Americas Inc. (as successor by merger to Paine
          Webber Group Inc.) and Chase Manhattan Bank USA, National
          Association (formerly known as Chemical Bank (Delaware)), as
          Trustee(1)

--------------------------------------------------------------------------------

PART II
--------------------------------------------------------------------------------

EXHIBIT
NUMBER    DESCRIPTION
----------------------------------------------------------------------
  4.2d    Supplemental indenture, dated as of 30 November 1993,
          between UBS Americas Inc. (as successor by merger to Paine
          Webber Group Inc.) and Chase Manhattan Bank USA, National
          Association (formerly known as Chemical Bank (Delaware)), as
          Trustee(1)
  4.2e    Supplemental indenture, dated as of 3 November 2000, between
          UBS Americas Inc. (as successor by merger to Paine Webber
          Group Inc.) and Chase Manhattan Bank USA, National
          Association, as Trustee(2)
  4.2f    Form of Supplemental Indenture, dated as of 22 December
          2000, among UBS Americas Inc., UBS AG and Chase Manhattan
          Bank USA, National Association(8)
  4.3a    Indenture, dated as of 9 December 1996, between UBS Americas
          Inc. (as successor by merger to Paine Webber Group Inc.) and
          The Chase Manhattan Bank, as Trustee(8)
  4.3b    Supplemental indenture dated as of 9 December 1996, between
          UBS Americas Inc. (as successor by merger to Paine Webber
          Group Inc.) and The Chase Manhattan Bank, as Trustee(8)
  4.3c    Supplemental indenture, dated as of 14 March 1997, between
          UBS Americas Inc. (as successor by merger to Paine Webber
          Group Inc.) and The Chase Manhattan Bank, as Trustee(8)
  4.3d    Supplemental Indenture, dated as of 3 November 2000, between
          UBS Americas Inc. (as successor by merger to Paine Webber
          Group Inc.) and The Chase Manhattan Bank, as Trustee(2)
  4.3e    Form of Supplemental Indenture, dated as of 22 December
          2000, among UBS Americas Inc., UBS AG and The Chase
          Manhattan Bank(8)
  4.4a    Form of Debt Securities (Medium-Term Senior Note, Series C,
          Fixed Rate)(8)
  4.4b    Form of Debt Securities (Medium-Term Subordinated Note,
          Series D, Fixed Rate)(8)
  4.4c    Form of Debt Securities (Medium-Term Senior Note, Series C,
          Floating Rate)(8)
  4.4d    Form of Debt Securities (Medium-Term Subordinated Note,
          Series D, Floating Rate)(8)
  4.5     Declaration of Trust of PWG Capital Trust I(9)
  4.6     Certificate of Trust of PWG Capital Trust I(9)
  4.7     Declaration of Trust of PWG Capital Trust II(9)
  4.8     Certificate of Trust of PWG Capital Trust II(9)
  4.9     Amended and Restated Declaration of Trust for PWG Capital
          Trust I(8)
  4.10    Amended and Restated Declaration of Trust for PWG Capital
          Trust II(8)
  4.11a   Certificate Evidencing PWG Capital Trust I 8.30% Preferred
          Trust Securities (liquidation amount $25 per Preferred
          Security)(8)
  4.11b   Certificate Evidencing PWG Capital Trust II 8.08% Preferred
          Trust Securities (liquidation amount $25 per Preferred
          Security)(8)
  4.12a   Certificate Evidencing PWG Capital Trust I 8.30% Common
          Trust Securities (liquidation amount $25 per Common
          Security)(8)
  4.12b   Certificate Evidencing PWG Capital Trust II 8.08% Common
          Trust Securities (liquidation amount $25 per Common
          Security)(8)
  4.13    Form of Guarantee, dated as of 22 December 2000, by UBS AG of the obligations of UBS Americas Inc. (as successor by
          merger to Paine Webber Group Inc.) under the Declaration of
          Trust of PWG Capital Trust I, dated as of 9 December 1996(8)

--------------------------------------------------------------------------------

PART II
--------------------------------------------------------------------------------

EXHIBIT
NUMBER    DESCRIPTION
----------------------------------------------------------------------
  4.14    Form of Guarantee dated as of 22 December 2000, by UBS AG of the obligations of UBS Americas Inc. (as successor by merger to Paine Webber Group Inc.) under the Declaration of Trust of PWG Capital Trust II, dated as of 14 March 1997(8)
  4.15    8.30% Junior Subordinated Debenture due 2036(8)
  4.16    8.08% Junior Subordinated Debenture due 2037(8)
  4.17    Guarantee Agreement of PWG Capital Trust I, dated as of 9
          December 1996, between UBS Americas Inc. (as successor by
          merger to Paine Webber Group Inc.) and The Chase Manhattan
          Bank, as Guarantee Trustee(8)
  4.18    Form of Amendment, dated as of 22 December 2000, to
          Guarantee Agreement of PWG Capital Trust I(8)
  4.19    Guarantee Agreement of PWG Capital Trust II, dated as of
          14 March 1997, between UBS Americas Inc. (as successor by
          merger to Paine Webber Group Inc.) and The Chase Manhattan
          Bank, as Guarantee Trustee(8)
  4.20    Form of Amendment, dated as of 22 December 2000, to
          Guarantee Agreement of PWG Capital Trust II(8)
  4.21    8 7/8% Notes Due 2005(3)
  4.22    8 1/4% Notes Due 2002(3)
  4.23    6 3/4% Notes Due 2006(3)
  4.24    6 1/2% Notes Due 2005(4)
  4.25    7 5/8% Notes Due 2014(4)
  4.26    7 3/4% Subordinated Notes Due 2002(4)
  4.27    9 1/4% Notes Due 2001(8)
  4.28    7 7/8% Notes Due 2003(8)
  4.29    7 5/8% Notes Due 2008(8)
  4.30    6.55% Notes Due 2008(8)
  4.31    6.45% Notes Due 2003(8)
  4.32    6 3/8% Notes Due 2004(8)
  4.33    7 5/8% Notes Due 2009(8)
  5.1     Opinion of Sullivan & Cromwell as to the validity of the
          guarantees of UBS AG (New York law)(8)
  5.2     Opinion of Cravath, Swaine & Moore as to the validity of the junior subordinated debentures and preferred trust
          securities guarantees(7)
  5.3     Opinion of UBS AG internal counsel as to the validity of the guarantees of UBS AG (Swiss law)(8)
  5.4     Opinions of Theodore Levine as to the validity of the debt securities(5)
  5.5     Opinion of Richards, Layton & Finger as to the validity of the preferred trust securities(6)
  8.1     Opinion of Sullivan & Cromwell as to certain United States tax matters(8)
  8.2     Opinion of Cravath, Swaine & Moore as to certain United
          States tax matters(8)
  8.3     Opinion of Ernst & Young AG as to certain Swiss tax
          matters(8)
 10.1     Agreement and Plan of Merger, dated as of July 12, 2000, by and among Paine Webber Group Inc., UBS AG and Neptune Merger
          Subsidiary, Inc.(1)

--------------------------------------------------------------------------------

PART II
--------------------------------------------------------------------------------

EXHIBIT
NUMBER    DESCRIPTION
----------------------------------------------------------------------
 12       Statement regarding ratio of fixed charges to earnings(8)
 21       Subsidiaries of UBS AG(8)
 23.1     Consent of Sullivan & Cromwell (included in Exhibit 5.1)
 23.2     Consent of Cravath, Swaine & Moore(8)
 23.3     Consent of UBS AG internal counsel (included in Exhibit 5.3)
 23.4     Consent of Sullivan & Cromwell (included in Exhibit 8.1)
 23.5     Consent of Ernst & Young Ltd. as independent auditors of UBS
          AG(8)
 23.6     Consent of Cravath, Swaine & Moore (included in Exhibit 8.2)
 23.7     Consent of Ernst & Young Ltd. relating to the opinion in
          Exhibit 8.3(8)
 23.8     Consent of Ernst & Young LLP as independent auditors of UBS
          Americas Inc. (as successor by merger to Paine Webber Group
          Inc.)(8)
 23.9     Consent of Theodore Levine(8)
 23.10    Consent of Richards, Layton & Finger(8)
 23.11    Consent of Ernst & Young Ltd. as independent auditors of UBS
          AG
 24.1     Power of Attorney(8)
 25.1     Statement of Eligibility of Trustee under senior debt
          securities(8)
 25.2     Statement of Eligibility of Trustee under subordinated debt securities(8)
 25.3a    Statement of Eligibility of Trustee under 8.30% Junior
          Subordinated Debentures Due 2036(8)
 25.3b    Statement of Eligibility of Trustee under 8.08% Junior
          Subordinated Debentures Due 2037(8)
 25.3c    Statement of Eligibility of Trustee under 8.08% Trust
          Preferred Securities(8)
 25.3d    Statement of Eligibility of Trustee under 8.30% Trust
          Preferred Securities(8)
 25.3e    Statement of Eligibility of Trustee under Trust Preferred
          Securities Guarantee PWG Capital Trust I(8)
 25.3f    Statement of Eligibility of Trustee under Trust Preferred
          Securities Guarantee PWG Capital Trust II(8)

------------
(1) Incorporated by reference to exhibit to Pre-Effective Amendment No. 1 of Paine Webber Group Inc. on 18 October 1995.

(2) Incorporated by reference to exhibit to Form 8-K of UBS Americas Inc. on 21 November 2000.

(3) Incorporated by reference to exhibit to Form 10-K of Paine Webber Group Inc. on 29 March 1996.

(4) Incorporated by reference to exhibit to Form 10-K of Paine Webber Group Inc. on 30 March 1995.

(5) Incorporated by reference to exhibit 5 to each of Paine Webber Group Inc.'s Registration Statement Nos. 333-6307, 333-17913, 333-58124, 333-47267,
    333-29253, 333-7738 and 2-99979.

(6) Incorporated by reference to exhibit 5 to Registration Statements Nos. 333-13831, 333-13831-01 to -04 and 333-67187, 333-67187-01 to -04.

(7) Incorporated by reference to exhibit 5.1 to Registration Statement Nos. 333-13831, 333-13831-01 to -04.

(8) Previously filed.

(9) Incorporated by reference to exhibits to Registration Statement Nos. 333-13831 and 333-13831-01 to -02.

--------------------------------------------------------------------------------

PART II
--------------------------------------------------------------------------------

Signatures

Pursuant to the requirements of the Securities Act of 1933, UBS AG certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on 23 March 2001.

                                          UBS AG

                                          By:       /s/ ROBERT B. MILLS
                                            ------------------------------------
                                              Name: Robert B. Mills
                                              Title: Managing Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the dates indicated.

                       NAME                                       TITLE                     DATE
-------------------------------------------------------------------------------------------------------
                         *                           President and Group Chief            23 March 2001
---------------------------------------------------  Executive Officer
                   Marcel Ospel

                         *                           Chief Financial Officer              23 March 2001
---------------------------------------------------
                   Luqman Arnold

                         *                           Group Controller and Member of       23 March 2001
---------------------------------------------------  Board of Directors
                    Hugo Schaub

                         *                           Chairman and Member of Board of      23 March 2001
---------------------------------------------------  Directors
                    Alex Krauer

                         *                           First Vice Chairman and Member       23 March 2001
---------------------------------------------------  of Board of Directors
                   Alberto Togni

                         *                           Second Vice Chairman and Member      23 March 2001
---------------------------------------------------  of Board of Directors
                   Markus Kundig

                         *                           Member of Board of Directors         23 March 2001
---------------------------------------------------
                   Peter Bockli

                         *                           Member of Board of Directors         23 March 2001
---------------------------------------------------
                   Rolf A. Meyer

                         *                           Member of Board of Directors         23 March 2001
---------------------------------------------------
                  Hans Peter Ming

                                                     Member of Board of Directors                  2001
---------------------------------------------------
                 Andreas Reinhart

                         *                           Member of Board of Directors         23 March 2001
---------------------------------------------------
                  Eric Honnegger

*By:      /s/ ROBERT B. MILLS
     ------------------------------
     Robert B. Mills,
     as attorney-in-fact under
     Power of Attorney

--------------------------------------------------------------------------------

PART II
--------------------------------------------------------------------------------

Pursuant to the requirements of Section 6(a) of the Securities Act of 1933, the Authorized Representative has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, solely in its capacity as the duly authorized representative of UBS AG in the United States, in The City of New York, State of New York, on 23 March 2001.

                                          By:     /s/ ROBERT C. DINERSTEIN
                                            ------------------------------------
                                              Name:  Robert C. Dinerstein
                                              Title:   Senior -- Managing
                                              Director

Pursuant to the requirements of the Securities Act of 1933, UBS Americas Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on 23 March 2001.

                                          UBS AMERICAS INC.

                                          By:       /s/ ROBERT B. MILLS
                                            ------------------------------------
                                              Name: Robert B. Mills
                                              Title: Managing Director,
                                                     Treasurer and Chief
                                                     Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                     SIGNATURE                                   TITLE                     DATE
------------------------------------------------------------------------------------------------------
                /s/ JOHN P. COSTAS                   President                           23 March 2001
---------------------------------------------------  (principal executive officer)
                 (John P. Costas)

                /s/ ROBERT B. MILLS                  Managing Director, Treasurer        23 March 2001
---------------------------------------------------  and Chief Financial Officer
                 (Robert B. Mills)                   (principal financial and
                                                     accounting officer)

                /s/ JOHN P. COSTAS                   Director                            23 March 2001
---------------------------------------------------
                 (John P. Costas)

                /s/ MARKUS GRANZIOL                  Director                            23 March 2001
---------------------------------------------------
                 (Markus Granziol)

--------------------------------------------------------------------------------

PART II
--------------------------------------------------------------------------------

Signatures

Pursuant to the requirements of the Securities Act of 1933, PWG Capital Trust I and PWG Capital Trust II each certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on 23 March 2001.

                                          PWG CAPITAL TRUST I,
                                          by UBS Americas Inc., as Sponsor,

                                                   /s/ ROBERT B. MILLS
                                          --------------------------------------
                                          Name: Robert B. Mills
                                          Title: Managing Director, Treasurer
                                          and
                                              Chief Financial Officer

                                          PWG CAPITAL TRUST II,
                                          by UBS Americas Inc., as Sponsor,

                                                   /s/ ROBERT B. MILLS
                                          --------------------------------------
                                          Name: Robert B. Mills
                                          Title: Managing Director, Treasurer
                                          and
                                              Chief Financial Officer

--------------------------------------------------------------------------------

INDEX TO EXHIBITS

EXHIBIT
NUMBER    DESCRIPTION
----------------------------------------------------------------------
  3.1     Articles of Association of UBS AG(8)
  3.2     By-laws of UBS AG(8)
  3.3a    Certificate of Incorporation of UBS Americas Inc. (formerly known as Neptune Merger Subsidiary Inc.)(8)
  3.3b    Certificate of Amendment of Certificate of Incorporation of
          UBS Americas Inc. (formerly known as Neptune Merger
          Subsidiary Inc.)(8)
  3.3c    Certificate of Merger of Paine Webber Group Inc. with and
          into UBS Americas Inc.(8)
  3.4     By-laws of UBS Americas Inc. (formerly known as Neptune
          Merger Subsidiary Inc.)(8)
  4.1a    Indenture, dated as of 15 March 1988, between UBS Americas
          Inc. (as successor by merger to Paine Webber Group Inc.) and
          The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee(8)
  4.1b    Supplemental indenture, dated as of 22 September 1989,
          between UBS Americas Inc. (as successor by merger to Paine
          Webber Group Inc.) and The Chase Manhattan Bank (formerly
          known as Chemical Bank), as Trustee(1)
  4.1c    Supplemental indenture, dated as of 22 March 1991, between
          UBS Americas Inc. (as successor by merger to Paine Webber
          Group Inc.) and The Chase Manhattan Bank (formerly known as
          Chemical Bank), as Trustee(1)
  4.1d    Supplemental indenture, dated as of 3 November 2000, between
          UBS Americas Inc. (as successor by merger to Paine Webber
          Group Inc.) and The Chase Manhattan Bank (formerly known as
          Chemical Bank), as Trustee(2)
  4.1e    Form of Supplemental Indenture, dated as of 22 December
          2000, among UBS Americas Inc., UBS AG and The Chase
          Manhattan Bank(8)
  4.2a    Indenture, dated as of 15 March 1988, between UBS Americas
          Inc. (as successor by merger to Paine Webber Group Inc.) and
          Chase Manhattan Bank USA, National Association (formerly
          known as Chemical Bank (Delaware)), as Trustee(8)
  4.2b    Supplemental indenture, dated as of 22 September 1989,
          between UBS Americas Inc. (as successor by merger to Paine
          Webber Group Inc.) and Chase Manhattan Bank USA, National
          Association (formerly known as Chemical Bank (Delaware)), as
          Trustee(1)
  4.2c    Supplemental indenture, dated as of 22 November 1991,
          between UBS Americas Inc. (as successor by merger to Paine
          Webber Group Inc.) and Chase Manhattan Bank USA, National
          Association (formerly known as Chemical Bank (Delaware)), as
          Trustee(1)
  4.2d    Supplemental indenture, dated as of 30 November 1993,
          between UBS Americas Inc. (as successor by merger to Paine
          Webber Group Inc.) and Chase Manhattan Bank USA, National
          Association (formerly known as Chemical Bank (Delaware)), as
          Trustee(1)
  4.2e    Supplemental indenture, dated as of 3 November 2000, between
          UBS Americas Inc. (as successor by merger to Paine Webber
          Group Inc.) and Chase Manhattan Bank USA, National
          Association, as Trustee(2)
  4.2f    Form of Supplemental Indenture, dated as of 22 December
          2000, among UBS Americas Inc., UBS AG and Chase Manhattan
          Bank USA, National Association(8)
  4.3a    Indenture, dated as of 9 December 1996, between UBS Americas
          Inc. (as successor by merger to Paine Webber Group Inc.) and
          The Chase Manhattan Bank, as Trustee(8)
  4.3b    Supplemental indenture dated as of 9 December 1996, between
          UBS Americas Inc. (as successor by merger to Paine Webber
          Group Inc.) and The Chase Manhattan Bank, as Trustee(8)

EXHIBIT
NUMBER    DESCRIPTION
----------------------------------------------------------------------
  4.3c    Supplemental indenture, dated as of 14 March 1997, between
          UBS Americas Inc. (as successor by merger to Paine Webber
          Group Inc.) and The Chase Manhattan Bank, as Trustee(8)
  4.3d    Supplemental Indenture, dated as of 3 November 2000, between
          UBS Americas Inc. (as successor by merger to Paine Webber
          Group Inc.) and The Chase Manhattan Bank, as Trustee(2)
  4.3e    Form of Supplemental Indenture, dated as of 22 December
          2000, among UBS Americas Inc., UBS AG and The Chase
          Manhattan Bank(8)
  4.4a    Form of Debt Securities (Medium-Term Senior Note, Series C,
          Fixed Rate)(8)
  4.4b    Form of Debt Securities (Medium-Term Subordinated Note,
          Series D, Fixed Rate)(8)
  4.4c    Form of Debt Securities (Medium-Term Senior Note, Series C,
          Floating Rate)(8)
  4.4d    Form of Debt Securities (Medium-Term Subordinated Note,
          Series D, Floating Rate)(8)
  4.5     Declaration of Trust of PWG Capital Trust I(9)
  4.6     Certificate of Trust of PWG Capital Trust I(9)
  4.7     Declaration of Trust of PWG Capital Trust II(9)
  4.8     Certificate of Trust of PWG Capital Trust II(9)
  4.9     Amended and Restated Declaration of Trust for PWG Capital
          Trust I(8)
  4.10    Amended and Restated Declaration of Trust for PWG Capital
          Trust II(8)
  4.11a   Certificate Evidencing PWG Capital Trust I 8.30% Preferred
          Trust Securities (liquidation amount $25 per Preferred
          Security)(8)
  4.11b   Certificate Evidencing PWG Capital Trust II 8.08% Preferred
          Trust Securities (liquidation amount $25 per Preferred
          Security)(8)
  4.12a   Certificate Evidencing PWG Capital Trust I 8.30% Common
          Trust Securities (liquidation amount $25 per Common
          Security)(8)
  4.12b   Certificate Evidencing PWG Capital Trust II 8.08% Common
          Trust Securities (liquidation amount $25 per Common
          Security)(8)
  4.13    Form of Guarantee, dated as of 22 December 2000, by UBS AG of the obligations of UBS Americas Inc. (as successor by
          merger to Paine Webber Group Inc.) under the Declaration of
          Trust of PWG Capital Trust I, dated as of 9 December 1996(8)
  4.14    Form of Guarantee dated as of 22 December 2000, by UBS AG of the obligations of UBS Americas Inc. (as successor by merger to Paine Webber Group Inc.) under the Declaration of Trust of PWG Capital Trust II, dated as of 14 March 1997(8)
  4.15    8.30% Junior Subordinated Debenture due 2036(8)
  4.16    8.08% Junior Subordinated Debenture due 2037(8)
  4.17    Guarantee Agreement of PWG Capital Trust I, dated as of 9
          December 1996, between UBS Americas Inc. (as successor by
          merger to Paine Webber Group Inc.) and The Chase Manhattan
          Bank, as Guarantee Trustee(8)
  4.18    Form of Amendment, dated as of 22 December 2000, to
          Guarantee Agreement of PWG Capital Trust I(8)
  4.19    Guarantee Agreement of PWG Capital Trust II, dated as of
          14 March 1997, between UBS Americas Inc. (as successor by
          merger to Paine Webber Group Inc.) and The Chase Manhattan
          Bank, as Guarantee Trustee(8)
  4.20    Form of Amendment, dated as of 22 December 2000, to
          Guarantee Agreement of PWG Capital Trust II(8)
  4.21    8 7/8% Notes Due 2005(3)
  4.22    8 1/4% Notes Due 2002(3)

EXHIBIT
NUMBER    DESCRIPTION
----------------------------------------------------------------------
  4.23    6 3/4% Notes Due 2006(3)
  4.24    6 1/2% Notes Due 2005(4)
  4.25    7 5/8% Notes Due 2014(4)
  4.26    7 3/4% Subordinated Notes Due 2002(4)
  4.27    9 1/4% Notes Due 2001(8)
  4.28    7 7/8% Notes Due 2003(8)
  4.29    7 5/8% Notes Due 2008(8)
  4.30    6.55% Notes Due 2008(8)
  4.31    6.45% Notes Due 2003(8)
  4.32    6 3/8% Notes Due 2004(8)
  4.33    7 5/8% Notes Due 2009(8)
  5.1     Opinion of Sullivan & Cromwell as to the validity of the
          guarantees of UBS AG (New York law)(8)
  5.2     Opinion of Cravath, Swaine & Moore as to the validity of the junior subordinated debentures and preferred trust
          securities guarantees(7)
  5.3     Opinion of UBS AG internal counsel as to the validity of the guarantees of UBS AG (Swiss law)(8)
  5.4     Opinions of Theodore Levine as to the validity of the debt securities(5)
  5.5     Opinion of Richards, Layton & Finger as to the validity of the preferred trust securities(6)
  8.1     Opinion of Sullivan & Cromwell as to certain United States tax matters(8)
  8.2     Opinion of Cravath, Swaine & Moore as to certain United
          States tax matters(8)
  8.3     Opinion of Ernst & Young AG as to certain Swiss tax
          matters(8)
 10.1     Agreement and Plan of Merger, dated as of July 12, 2000, by and among Paine Webber Group Inc., UBS AG and Neptune Merger
          Subsidiary, Inc.(1)
 12       Statement regarding ratio of fixed charges to earnings(8)
 21       Subsidiaries of UBS AG(8)
 23.1     Consent of Sullivan & Cromwell (included in Exhibit 5.1)
 23.2     Consent of Cravath, Swaine & Moore(8)
 23.3     Consent of UBS AG internal counsel (included in Exhibit 5.3)
 23.4     Consent of Sullivan & Cromwell (included in Exhibit 8.1)
 23.5     Consent of Ernst & Young Ltd. as independent auditors of UBS
          AG(8)
 23.6     Consent of Cravath, Swaine & Moore (included in Exhibit 8.2)
 23.7     Consent of Ernst & Young Ltd. relating to the opinion in
          Exhibit 8.3(8)
 23.8     Consent of Ernst & Young LLP as independent auditors of UBS
          Americas Inc. (as successor by merger to Paine Webber Group
          Inc.)(8)
 23.9     Consent of Theodore Levine(8)
 23.10    Consent of Richards, Layton & Finger(8)
 23.11    Consent of Ernst & Young as independent auditors of UBS AG
 24.1     Power of Attorney(8)
 25.1     Statement of Eligibility of Trustee under senior debt
          securities(8)
 25.2     Statement of Eligibility of Trustee under subordinated debt securities(8)

EXHIBIT
NUMBER    DESCRIPTION
----------------------------------------------------------------------
 25.3a    Statement of Eligibility of Trustee under 8.30% Junior
          Subordinated Debentures Due 2036(8)
 25.3b    Statement of Eligibility of Trustee under 8.08% Junior
          Subordinated Debentures Due 2037(8)
 25.3c    Statement of Eligibility of Trustee under 8.08% Trust
          Preferred Securities(8)
 25.3d    Statement of Eligibility of Trustee under 8.30% Trust
          Preferred Securities(8)
 25.3e    Statement of Eligibility of Trustee under Trust Preferred
          Securities Guarantee PWG Capital Trust I(8)
 25.3f    Statement of Eligibility of Trustee under Trust Preferred
          Securities Guarantee PWG Capital Trust II(8)

------------
(1) Incorporated by reference to exhibit to Pre-Effective Amendment No. 1 of Paine Webber Group Inc. on 18 October 1995.

(2) Incorporated by reference to exhibit to Form 8-K of UBS Americas Inc. on 21 November 2000.

(3) Incorporated by reference to exhibit to Form 10-K of Paine Webber Group Inc. on 29 March 1996.

(4) Incorporated by reference to exhibit to Form 10-K of Paine Webber Group Inc. on 30 March 1995.

(5) Incorporated by reference to exhibit 5 to each of Paine Webber Group Inc.'s Registration Statement Nos. 333-6307, 333-17913, 333-58124, 333-47267,
    333-29253, 333-7738 and 2-99979.

(6) Incorporated by reference to exhibit 5 to Registration Statements Nos. 333-13831, 333-13831-01 to -04 and 333-67187, 333-67187-01 to -04.

(7) Incorporated by reference to exhibit 5.1 to Registration Statement Nos. 333-13831, 333-13831-01 to -04.

(8) Previously filed.

(9) Incorporated by reference to exhibits to Registration Statement Nos. 333-13831 and 333-13831-01 to -02.